Fees Summary	Sep. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,491,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	228,272.10
Total Offset Amount	228,272.10
Net Fee	$ 0.00
Final Prospectus	false